Exhibit 99.2 Q2 2026 Financial Results Apollo Commercial Real Estate Finance, Inc. August 10, 2026 Unless otherwise noted, information as of June 30, 2026 It should not be assumed that investments made in the future will be profitable or will equal the performance of the investments shown in this document.

Forward Looking Statements and Other Disclosures This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (the “Company,” “ARI,” “we,” “us” and “our”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: higher interest rates and inflation; market trends in our industry, real estate values, the debt securities markets or the general economy; ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the timing and amounts of expected future fundings of unfunded commitments; the return on equity, the yield on investments; risks associated with investing in real estate assets, including changes in business conditions and the general economy; and the exact amount or timing of our sales of assets and liquidating distributions. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the year ended December 31, 2025 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings and Distributable Earnings per share. Please refer to page 11 for a definition of “Distributable Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on page 10. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. Unless the context requires otherwise, references in this presentation to “Apollo” refer to Apollo Global Management, Inc., together with its subsidiaries, and references in this presentation to the “Manager” refer to ACREFI Management, LLC, an indirect subsidiary of Apollo Global Management, Inc. 2

APOLLO

Q2 Summary Results

Financial Results

- Net income available to common stockholders of **$23 million**, or **$0.11** per diluted share of common stock
- Distributable Earnings prior to net realized loss on investments and loss on extinguishment of debt[1] of **$21 million**, or **$0.15** per diluted share of common stock
- Distributable Earnings[1] of **($349 million)**, or **($2.62)** per diluted share of common stock
- Declared common stock dividends of **$3.75** per share, of which we expect a substantial portion to be classified as return of capital[(a)]

Asset Sale & Portfolio Activity

- Completed the sale of the Company's commercial real estate loan portfolio[(b)] to Athene Holding Ltd. ("Athene") for a purchase price based on 99.7% of total loan commitments[(c)] on April 24th (the "Asset Sale").
  - At closing, we recognized a $338 million net realized loss consisting of a **$335 million** write-off of previously recorded Specific CECL Allowances and **~$3 million** net realized loss on investments resulting from the discount on the Asset Sale compared to our loan's cost basis.
  - In conjunction with closing, we fully repaid all associated secured debt and corporate-level facilities using a portion of the proceeds from the Asset Sale. We recognized a loss on extinguishment of debt of ~**$31 million** due to the write-off of unamortized original issue discounts and deferred financing costs upon repayment. As of June 30, 2026, the only remaining outstanding debt is construction financing on the Brooklyn Multifamily property.
  - All foreign currency hedges were unwound in connection with the Asset Sale.
- Our commercial mortgage loan secured by a hotel in Chicago, IL was repaid at a discount. The discounted payoff resulted in a ~**$1.5 million reversal** of previously recorded Specific CECL Allowance and recognition of a realized loss on investments of ~**$1.5 million**.

Capitalization & Liquidity

- Ended the quarter with **$1.2 billion** of cash
- Repurchased **8.6 million shares** of common stock at a w/a price of **$10.85** per share, resulting in book value per share accretion of $0.08
- Ended the quarter with total common equity book value of **$1.1 billion**[(d)]

Subsequent Events

- Completed the redemption of all outstanding shares of our 7.25% Series B-1 Cumulative Redeemable Perpetual Preferred Stock on July 15, 2026. The shares were redeemed for the total liquidation preference of **$169 million** (or $25 per share), plus all accrued and unpaid dividends to, but not including, the redemption date. Following the redemption date, no shares of Series B-1 Preferred Stock remain issued and outstanding.
- Filed a preliminary proxy statement with the SEC related to a Special Meeting of Stockholders to consider and vote on a proposal to approve the dissolution of the Company, the liquidation of its assets and the winding up of its business and affairs in accordance with the Plan of Complete Liquidation and Dissolution

a) Final tax characteristics of the distribution will not be known until the filing of our Form 1099 in January 2027.
b) Excluded loans that were repaid prior to closing as well as a commercial mortgage loan secured by a hotel in Chicago, IL, which was repaid after closing.
c) Purchase price for loans with Specific CECL Allowance was based on the loan's carrying value.
d) Reflects book value per share (net of depreciation) of $8.47 multiplied by shares of common stock outstanding (see page 4 for book value per share overview)
See footnotes on page 11

3

2,(a) Book Value Per Share Reconciliation $0.08 $0.15 ($0.24) ($0.08) $12.22 ($2.64) $2.94 prior to ($3.75) Special Dividend  Net +$0.06 impact to BVPS attributable to Asset Sale $12.01 $8.47 (b) (c) March 31, 2026 Distributable Share Depreciation Realized Loss CECL Allowance Realized Loss on Common June 30, 2026 Earnings Repurchases & Other on Investments Reversal Extinguishment of Debt Dividend a) Undepreciated book value per share of $12.29 and $8.81, including General CECL Allowance per share of $0.30 in 1Q’26 and none in 2Q’26, respectively. 4 b) Realized loss on investments includes write-off of previously recorded Specific CECL Allowances and net realized loss on investments resulting from the discount on the Asset Sale compared to our loan's cost basis c) Realized loss on extinguishment of debt includes write-off of unamortized original issue discounts and deferred financing costs upon repayment BVPS ($)

Q2 REO Overview & Update Ø REO portfolio consists of four properties with net assets totaling $912 million and net equity of $541 million D.C. Hotel Brooklyn Multifamily Atlanta Hotel Asset Photos ($ in mm) Net Assets $157 $662 $68 (a) - (371) - Debt 3 Net Equity $157 $291 $68 Ø Received a Letter of Intent from a third Ø Repaid $74 million mortgageØ 99% of Market Units leased Property Update party to purchase the Hotel Massachusetts Healthcare Ø Massachusetts Healthcare is an equity method investment in a joint venture with other Apollo-managed entities that owns two hospitals in Massachusetts Ø The net asset balance of $25 million represents our allocation of the net assets of the joint venture a) Construction financing on our Brooklyn Multifamily property has a maximum commitment of $388 million and is presented net of $0.1 million in deferred financing costs 5 See footnotes on page 11

Capital Structure Overview (d) Q2’26 Capital Structure Composition Post Preferred Stock Redemption Capital Structure Composition ($ in mm) ($ in mm) Debt Related to Real Estate Owned Debt Related to Real Estate Owned $372 (23%) $372 (26%) (a) $169 (10%) Preferred Stock (b) (c) Common Equity Book Value Common Equity Book Value $1,086 (74%) $1,086 (67%) Includes Includes $1.2B of cash $1.1B of cash a) Series B-1 Preferred Stock is generally not convertible into or exchangeable for any other property or any other of our securities at the election of the holders. On July 15, 2026, we exercised our option to redeem the shares at a redemption price of $25.00 (equating to $169 million liquidation preference), plus any accrued unpaid dividends to, but not including, the date of the redemption. Following the redemption, no shares of Series B-1 Preferred Stock remained issued and outstanding. b) Reflects book value per share (net of accumulated depreciation) of $8.47 multiplied by shares of common stock outstanding as of June 30, 2026 c) Reflects book value per share (net of accumulated depreciation as of June 30, 2026) of $8.47, without giving pro forma effect to quarter-to-date real estate owned activity and related financing, as well as certain quarterly accruals, multiplied by shares of common 6 stock outstanding as of July 15, 2026 d) As of July 15, 2026

Appendix Consolidated Balance Sheets Consolidated Statement of Operations Reconciliation of GAAP Net Income to Distributable Earnings 7

Consolidated Balance Sheets ($ in thousands - except share data) June 30, 2026 December 31, 2025 Assets: Cash and cash equivalents $1,239,480 $139,825 (a)(b) Commercial mortgage loans, net - 8,712,018 (b) Subordinate loans, net - 62,198 Real estate owned, held for investment, net (net of $43,048 and $34,438 accumulated depreciation in 2026 and 2025, respectively) 856,970 842,947 Other assets 39,854 143,979 Total Assets $2,136,304 $9,900,967 Liabilities and Stockholders' Equity Liabilities: Secured debt arrangements, net - $6,268,550 Senior secured term loans, net - 727,533 Senior secured notes, net - 497,226 Debt related to real estate owned, held for investment, net 371,428 424,703 (c) Accounts payable, accrued expenses and other liabilities 506,577 91,462 Derivative liabilities, net - 26,791 Payable to related party 3,439 8,612 Total Liabilities $881,444 $8,044,877 Stockholders’ Equity: Preferred stock, $0.01 par value, 50,000,000 shares authorized, Series B-1, 6,770,393 shares issued and outstanding ($169,260 liquidation preference) in 2026 and 2025 $68 $68 Common stock, $0.01 par value, 450,000,000 shares authorized, 128,212,093 and 138,943,831 shares issued and outstanding in 2026 and 2025, respectively 1,282 1,389 Additional paid-in-capital 2,581,422 2,704,316 Accumulated deficit (1,327,912) (849,683) Total Stockholders’ Equity $1,254,860 $1,856,090 Total Liabilities and Stockholders’ Equity $2,136,304 $9,900,967 a) Includes carrying value of $8,424,605 pledged as collateral under secured debt arrangements in 2025. 8 b) Net of $376,754 CECL Allowance comprised $38,754 General CECL Allowance and $338,000 Specific CECL Allowance in 2025. c) Includes $5,759 of General CECL Allowance related to unfunded commitments on commercial mortgage loans and subordinate loans, net in 2025.

Consolidated Statement of Operations ($ in thousands - except share and per share data) Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Net interest income: Interest income from commercial mortgage loans $41,726 $166,691 $191,715 $310,676 Interest income from subordinate loans and other lending assets - 557 - 1,114 Interest expense (33,585) (124,178) (147,507) (229,235) Net interest income $8,141 $43,070 $44,208 $82,555 Revenue from real estate owned operations 36,242 27,832 58,809 54,163 Total net revenue $44,383 $70,902 $103,017 $136,718 Operating expenses: General and administrative expenses (includes equity-based compensation of $3,047 and $6,094 in 2026 and $3,400 and $6,830 in 2025, respectively) (5,810) (6,561) (11,762) (13,213) Management fees to related party (3,556) (8,356) (11,674) (16,920) Operating expenses related to real estate owned (23,081) (21,113) (41,299) (41,880) Depreciation and amortization on real estate owned (4,631) (2,531) (8,612) (4,987) Total operating expenses ($37,078) ($38,561) ($73,347) ($77,000) Other income, net $8,362 $1,943 $9,775 $3,826 Loss from equity method investment (178) (711) (452) (1,400) Decrease (Increase) in current expected credit loss allowance, net 379,224 (3,113) 382,513 (7,121) Foreign currency translation gain 18,920 73,705 1,772 114,263 Loss on foreign currency forward contracts (includes unrealized gains (losses) of ($17,772) and $26,722 in 2026 and ($73,682) and ($115,511) in 2025, respectively) (18,026) (82,139) (1,214) (121,111) Gain on interest rate hedging instruments (includes unrealized (losses) of ($72) and ($246) in 2025) - 65 - 23 Decrease in valuation allowance, loans and other lending assets held for sale - (1,236) - (1,236) Net realized loss on investments (339,087) - (339,087) - Loss on extinguishment of debt (30,714) - (30,714) - Net income before taxes $25,806 $20,855 $52,263 $46,962 Income tax provision (27) (116) (257) (232) Net income $25,779 $20,739 $52,006 $46,730 Preferred dividends (3,068) (3,068) (6,136) (6,136) Net income available to common stockholders $22,711 $17,671 $45,870 $40,594 Net income per basic share of common stock $0.11 $0.12 $0.27 $0.28 Net income per diluted share of common stock $0.11 $0.12 $0.27 $0.28 Basic weighted-average shares of common stock outstanding 131,022,330 138,943,566 135,043,996 138,792,126 Diluted weighted-average shares of common stock outstanding 131,597,073 139,208,860 135,634,057 139,103,947 Dividend declared per share of common stock $3.75 $0.25 $4.00 $0.50 9

1 Reconciliation of GAAP Net Income to Distributable Earnings ($ in thousands - except share and per share data) Three Months Ended 1 June 30, 2026 March 31, 2026 Distributable Earnings : $22,711 $23,159 Net income available to common stockholders: Adjustments: Equity-based compensation expense 3,047 3,047 Loss (gain) on foreign currency forwards 18,026 (16,812) Foreign currency loss (gain), net (18,920) 17,148 Realized losses relating to interest income on foreign currency hedges, net (493) (416) Realized gains relating to forward points on foreign currency hedges, net 1,073 3,864 Depreciation and amortization on real estate owned 4,631 3,981 Decrease in current expected credit loss allowance, net (379,224) (3,289) Net realized loss on investments 339,087 - Loss on extinguishment of debt 30,714 - (2,059) 7,523 Total adjustments 1 $20,652 $30,682 Distributable Earnings prior to net realized loss on investments and loss on extinguishment of debt Net realized loss on investments (339,087) - Loss on extinguishment of debt (30,714) - 1 ($349,149) $30,682 Distributable Earnings: 1 Weighted-average diluted shares – Distributable Earnings Weighted-average diluted shares – GAAP 131,597,073 139,709,831 4 1,705,981 2,060,564 Weighted-average unvested RSUs 1 Weighted-average diluted shares – Distributable Earnings 133,303,053 141,770,395 1 Diluted Distributable Earnings per share of common stock prior to net realized loss on investments and loss on extinguishment of debt $0.15 $0.22 1 Diluted Distributable Earnings per share of common stock ($2.62) $0.22 10 See footnotes on page 11

Footnotes 1. Distributable Earnings: Distributable Earnings is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items (including depreciation and amortization on real estate owned) included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, and (v) provision for current expected credit losses. Please see page 10 for a reconciliation of GAAP net income to Distributable Earnings. Distributable Earnings Prior to Net Realized Loss on Investments and Loss on Extinguishment of Debt: We believe it is useful to our investors to present Distributable Earnings prior to net realized loss on investments and loss on extinguishment of debt to reflect our operating results because (i) our operating results are primarily comprised of earning interest income on our investments net of borrowing and administrative costs, which comprise our ongoing operations and (ii) it has been a useful factor related to our dividend per share because it is one of the considerations when a dividend is determined. We believe that our investors use Distributable Earnings and Distributable Earnings prior to net realized loss on investments and loss on extinguishment of debt, or a comparable supplemental performance measure, to evaluate and compare the performance of our company and our peers. 2. Book value per share of common stock is common stockholders’ equity divided by shares of common stock outstanding. 3. Amounts and percentages may not foot due to rounding. 4. Unvested RSUs are net of incremental shares assumed repurchased under the treasury stock method, if dilutive. For the three months ended June 30, 2026 and March 31, 2026, there were 574,742 and 599,484 incremental shares included, respectively. 11